Statement of Operations (USD $)	3 Months Ended
Aug. 31, 2011
REVENUES:	$ 0
OPERATING EXPENSES:
General and administrative	996
Professional fees	638
Total Operating Expenses	1,634
OTHER INCOME AND EXPENSE	0
NET LOSS APPLICABLE TO COMMON SHARES	$ (1,634)
Basic and Diluted Loss per Common Share	$ 0.00
Weighted Average Number of Common Shares Outstanding	988,095